Exhibit 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement, dated as of December 10, 2020 (this “Amendment”), is made by and among LINDBLAD EXPEDITIONS, LLC, a Delaware limited liability company (the “U.S. Borrower”), LINDBLAD MARITIME ENTERPRISES, LTD., an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the U.S. Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent and security trustee for the Secured Parties (in such capacity, the “Collateral Agent”).

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended by the First Amendment to Third Amended and Restated Credit Agreement, dated as of August 7, 2020, and as may have been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, the Administrative Agent and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent and security trustee for the Secured Parties; capitalized terms used herein and not otherwise defined having the respective meanings set forth for such terms in the Amended Credit Agreement; and

WHEREAS, reference is hereby made to that certain Guarantee Agreement, dated as of May 8, 2015 (the “Guarantee” and the Guarantee as amended by this Amendment, the “Amended Guarantee”), among the Loan Parties party thereto and the Collateral Agent.

WHEREAS, reference is hereby made to that certain U.S. Collateral Agreement (Foreign Obligations), dated as of May 8, 2015 (the “Foreign Collateral Agreement” and the Foreign Collateral Agreement as amended by this Amendment, the “Amended Foreign Collateral Agreement”), among LEX Explorer LLC, a Nevada limited liability company, the Cayman Borrower, certain Subsidiaries of the Cayman Borrower from time to time party thereto and the Collateral Agent.

WHEREAS, reference is hereby made to that certain U.S. Collateral Agreement, dated as of May 8, 2015 (the “U.S. Collateral Agreement”), among the U.S. Borrower, the grantors from time to time party thereto and the Collateral Agent.

WHEREAS, the Borrowers and the Required Lenders desire to amend the Loan Documents as set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Amendments to the Credit Agreement.

(a)     The definition of Domestic Subsidiaries shall be deleted in its entirety and replaced with the following text:

““Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia, other than a Domestic Subsidiary of the Cayman Borrower.”

(b)     Clause (b) of the definition of Excluded Property shall be deleted in its entirety and replaced with the text “[reserved];”.

(c)     The definition of Foreign Obligations shall be deleted in its entirety and replaced with the following text:

““Foreign Obligations” shall mean (a) the obligation of the Cayman Borrower to pay (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Cayman Term Loans or any Incremental Term Loans or Other Loans made to the Cayman Borrower (the “Foreign Loan Obligations”), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations in respect of Foreign Loan Obligations of the Cayman Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), solely as they relate to the Foreign Loan Obligations, (b) the obligation of the U.S. Borrower to pay (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the U.S. Term Loans or any Incremental Term Loans, Revolving Credit Commitments, Revolving Credit Exposure, Revolving Loans or Other Loans made to the U.S. Borrower (the “U.S. Loan Obligations”), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations in respect of U.S. Loan Obligations of the U.S. Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), solely as they relate to the U.S. Loan Obligations, (c) the due and punctual payment and performance of all the obligations in respect of Foreign Loan Obligations of each Cayman Subsidiary Guarantor under or pursuant to this Agreement and each of the other Loan Documents solely as they relate to the Foreign Loan Obligations, (d) the due and punctual payment and performance of all the obligations in respect of U.S. Loan Obligations of Holdings and each U.S. Subsidiary Guarantor under or pursuant to this Agreement and each of the other Loan Documents solely as they relate to the U.S. Loan Obligations and (e) the due and punctual payment and performance of all Secured Hedging Obligations and Secured Cash Management Obligations of Holdings, the Cayman Borrower, any Cayman Subsidiary Guarantor, the U.S. Borrower or any U.S. Subsidiary Guarantor; provided that the term “Foreign Obligations” shall specifically exclude Excluded Hedging Obligations.”

(d)     The definition of U.S. Loan Obligations shall be deleted in its entirety and replaced with the following text:

“U.S. Loan Obligations” shall have the meaning assigned to such term in the definition of “Foreign Obligations”.

(e)     The definition of U.S. Obligations shall be deleted in its entirety and replaced with the following text:

“U.S. Obligations” shall have no meaning and, for the avoidance of doubt, shall not include the Foreign Obligations, the Foreign Loan Obligations, the U.S. Loan Obligations or any other obligations under this Agreement.

(f)     Clause (ii) of Section 5.12(a) shall be deleted in its entirety and replaced with the following text:

“(ii) Holdings will cause any subsequently acquired or organized Restricted Subsidiary (other than an Excluded Subsidiary) to become a Loan Party by executing or joining the Guarantee Agreement and each applicable Security Document in favor of the Collateral Agent;”

(g)     Clause (d) of Section 5.12 shall be deleted in its entirety and replaced with the text “[Reserved].”

(h)     Section 6.17 shall be deleted in its entirety and replaced with the following text:

“Restriction on Transfers of Mortgaged Vessels. The Borrowers shall not, and shall not permit any of the Loan Parties to, transfer, sell or otherwise dispose of any Mortgaged Vessels to any Person that is not a Loan Party; provided that, the foregoing shall not prohibit or restrict, the Borrowers or any of the Loan Parties from any Asset Sales or dispositions pursuant to Section 6.05(b) so long as such disposition is (x) a good faith disposition to a bona fide third party that is not an Affiliate of the Borrowers, Holdings or the Loan Parties, (y) for Fair Market Value and (z) for a bona fide business purpose.”.

(i)     Section 9.05(b) is hereby amended by deleting the following text in its entirety:

“provided, further, that the foregoing indemnity shall only apply to the Cayman Borrower and the Cayman Subsidiary Guarantors to the extent such claim, damage, loss or liability arises out of, relates to or is in connection with the Foreign Obligations.”.

(j)     Section 9.21 shall be deleted in its entirety and replaced with the text “[Reserved].”.

Section 2.     Amendments to the Guarantee.

(a)     The definition of U.S. Guarantors shall be deleted in its entirety and replaced with the following text:

““U.S. Guarantors” shall mean the U.S. Borrower, the Cayman Borrower, the U.S. Subsidiary Guarantors and, upon consummation of the Acquisition and its execution of a supplement in the form of Exhibit A hereto, Holdings.”

(b)     The first sentence of Section 2.01 is hereby amended and restated in its entirety as follows:

“Subject to the provisions of Section 2.02 of this Agreement, the Guarantors jointly and severally hereby irrevocably and unconditionally guarantee to the Administrative Agent for the ratable benefit of the Secured Parties the due and punctual payment in full of the Obligations, when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362 of the Bankruptcy Code, 11 U.S.C. § 362(a) or any equivalent provision in any applicable jurisdiction).”.

(c)     Section 2.02 is hereby amended by deleting the following text in its entirety:

“; provided, that for the avoidance of doubt, the Cayman Borrower and the Cayman Subsidiary Guarantors shall not make any contribution in support of any U.S. Obligations”.

(d)     The last sentence of Section 2.03(a) is hereby amended by deleting the following text in its entirety:

“; provided, however, that no security so taken or held in respect of a Cayman Subsidiary Guarantor shall be applied to or serve to secure any Obligations other than the Foreign Obligations”

(e)     The first sentence of Section 2.03(b) is hereby amended and restated in its entirety as follows:

“To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan party, other than the indefeasible payment in full in cash of all the Obligations.”.

(f)     The second sentence of Section 2.03(b) is hereby further amended by deleting the following text in its entirety:

“; provided, however, that no such security so taken or held in respect of a Cayman Subsidiary Guarantor shall be applied to any Obligations other than the Foreign Obligations”.

(g)     Section 2.04 shall be deleted in its entirety and replaced with the following text:

“Reinstatement. Each Guarantor agrees that its Guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrowers, any other Loan Party or otherwise.”

(h)     The first sentence of Section 2.05 is hereby amended by deleting the text “U.S. Obligation, with respect to the U.S. Guarantors, and the amount of such unpaid Foreign Obligation, with respect to the Cayman Subsidiary Guarantors” and replacing such text with the text “Obligation”.

(i)     Section 5.01 is hereby amended by deleting the last sentence thereof in its entirety.

(j)     Section 5.02 is hereby amended by deleting the last sentence thereof in its entirety.

(k)     Section 6.18 is hereby amended by deleting the following text in its entirety:

“; provided, further, that no Qualified ECP Loan Party that is a Foreign Subsidiary or the Cayman Borrower shall be liable for any obligations of the U.S. Borrower or any Domestic Subsidiary”.

Section 3.     Amendments to the Foreign Collateral Agreement. Each reference to “Foreign Obligations” appearing therein shall be deleted and replaced with the text “Obligations”.

Section 4.     Acknowledgment and Confirmation.

(a)     Each of the Guarantors and the Borrowers hereby acknowledges and consents to the terms and conditions of the Amendment and the Amended Credit Agreement and the transactions contemplated thereby and hereby (collectively, the “Transactions”). In addition, each of the Guarantors and the Borrowers hereby (a) affirms and confirms its guarantees, pledges, mortgages, charges, grants of security, assignments (by way of security or otherwise) or other undertakings under each Loan Document to which it is a party, including its obligations as a Guarantor under the Guarantee Agreement, its obligations as an Obligor under the U.S. Collateral Agreement or its obligations as an Obligor or Pledgor under the Foreign Collateral Agreement or any Cayman Security Document, as applicable, in each case on a continuous basis after giving effect to the Transactions, and (b) acknowledges and agrees that (i) each Loan Document to which it is a party, as amended, shall remain in full force and effect on a continuous basis after giving effect to the Transactions and (ii) all guarantees, pledges, mortgages, charges, grants of security, assignments (by way of security or otherwise) or other undertakings, rights and obligations thereunder shall remain in full force and effect, as amended, and shall accrue to the benefit of the Secured Parties (or, with respect to the Cayman Security Documents, to the Collateral Agent, acting for and on behalf of the Secured Parties), and will extend to any increase in the balance of sums payable by any Guarantor or Obligor under the Loan Documents as a result of the amendment of the Credit Agreement and such amounts form part of the Obligations, in each case on a continuous basis after giving effect to the Transactions.

(b)     Each Pledgor (as defined in the Amended Foreign Collateral Agreement) hereby grants a security interest in favor of the Collateral Agent in and to all of such Pledgor’s right, title and interest in the Pledged Collateral (as defined in the Amended Foreign Collateral Agreement) to secure the payment and performance of the Obligations.

(c)     Each Grantor (as defined in the Amended Foreign Collateral Agreement) hereby grants a security interest in favor of the Collateral Agent in and to all of such Grantor’s right, title and interest in the Article 9 Collateral (as defined in the Amended Foreign Collateral Agreement) to secure the payment and performance of the Obligations.

(d)     Each Grantor (as defined in the U.S. Collateral Agreement) hereby grants a security interest in favor of the Collateral Agent in and to all of such Grantor’s right, title and interest in the Pledged Collateral (as defined in the U.S. Collateral Agreement) and the Article 9 Collateral (as defined in the U.S. Collateral Agreement), in each case to secure the payment and performance of the Obligations.

Section 5.     Continuity of Loan Documents. Each of the parties hereto acknowledges and agrees that each of the Guarantee, the U.S. Collateral Agreement, the Foreign Collateral Agreement, the Cayman Security Documents and each other Loan Document, as may be amended, shall remain in full force and effect on a continuous basis and is hereby ratified and confirmed, and none of the Amendment, the Amended Credit Agreement, the Amended Guarantee or the Amended Foreign Collateral Agreement, nor any of the Transactions shall effect or constitute a release or novation of any rights or obligations of any Person. The execution, delivery and/or performance of this Amendment shall not constitute or operate as a waiver or release of any provision of, or any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender or any other Secured Party under, any Loan Document, or affect the validity or enforceability of, or rescind or terminate the Amendment, the Amended Credit Agreement or any other Loan Document, all of which are expressly confirmed and reaffirmed by each of the Guarantors and the Borrowers hereunder, as applicable.

Section 6.     Further Assurances. Each of the Guarantors and the Borrowers hereby agrees, in addition to any undertakings of such Person in any Loan Document to which it is a party, to execute and/or deliver any and all further documents, agreements and instruments, and to take all further actions that the Administrative Agent and/or the Collateral Agent deems reasonably necessary or advisable in connection with this Amendment or the Transactions to give full force and effect to the acknowledgments, affirmations, confirmations and agreements contemplated hereby or the transactions contemplated thereby.

Section 7.     Scope of Secured Obligations. Notwithstanding anything set forth in the Credit Agreement or the other Loan Documents to the contrary, on and after the Second Amendment Effective Date nothing in the Credit Agreement or other Loan Documents shall limit or otherwise restrict the ability of the Cayman Borrower, the Cayman Subsidiary Guarantors or any other Foreign Subsidiaries to (x) guarantee the U.S. Obligations or (y) grant a security interest to secure, or otherwise provide credit support for, any of the U.S. Obligations; it being understood and agreed that the intention of the parties is for the Cayman Borrower, the Cayman Subsidiary Guarantors and the other Foreign Subsidiaries to provide credit support for the U.S. Obligations on the same terms as they provide credit support for the Foreign Obligations.

Section 8.     Authorization. The Lenders party hereto hereby authorize, pursuant to Section 9.08(b) of the Credit Agreement, the Administrative Agent and/or the Collateral Agent to (x) amend or otherwise modify the Loan Documents (other than the Amended Credit Agreement) as necessary or advisable (as determined by the Administrative Agent or Collateral Agent, as applicable, in their sole discretion) in order to effect the guarantees, grants of security interests and other actions contemplated by this Amendment, (y) terminate that certain Second Amended and Restated Collateral Allocation Agreement, dated as of March 27, 2018 (the “CAM”), entered into by the Administrative Agent and (z) amend or otherwise modify the Foreign Collateral Agreement and any other Foreign Security Documents as necessary or advisable (as determined by the Administrative Agent or Collateral Agent, as applicable, in their sole discretion) in order to effect the guarantees, grants of security interests and other actions contemplated by this Amendment.

Section 9.     Representations and Warranties. Each Borrower and Holdings represents and warrants to the Lenders and the Administrative Agent that as of the Second Amendment Effective Date:

(a)     this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Amended Credit Agreement, the Amended Guarantee and the Amended Foreign Collateral Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)     all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true, correct and complete in all material respects on and as of the date of the effectiveness of this Amendment with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(c)     at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no event has occurred and is continuing or will result from the consummation of this Amendment that would constitute a Default or an Event of Default.

Section 10.     Conditions to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when:

(a)     Holdings, the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission in accordance with Section 13 of this Amendment) the same to the Administrative Agent’s counsel, Milbank LLP;

(b)     the Administrative Agent shall have received payment of all reasonable and documented out-of-pocket expenses (including reasonable, out-of-pocket attorneys’ fees of the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document to the extent invoiced at least three (3) Business Days prior to the Second Amendment Effective Date (or such shorter period reasonably agreed by the Borrowers);

(c)     all representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document are and will be true, correct and complete in all material respects on and as of the date of the effectiveness of this Amendment with the same effect as though made on and as of such date; provided that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the date of effectiveness of this Amendment or on such earlier date, as the case may be; and

(d)     at the time of and immediately after the Amendment and after giving effect to the transactions contemplated hereby and the amendments contained in the Amended Credit Agreement, no Default or Event of Default shall have occurred and be continuing.

Section 11.     Effect of Amendment. Upon the effectiveness of this Amendment, unless the context otherwise requires, (i) each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement, (ii) each reference to the Foreign Collateral Agreement shall be deemed to be a reference to the Amended Foreign Collateral Agreement, (iii) each reference to the Guarantee shall be deemed to be a reference to the Amended Guarantee and (iv) the CAM shall automatically be terminated and of no further effect. Nothing herein shall be deemed to entitle the Borrowers or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 12.     Ratification, etc. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness under the Loan Documents.

Section 13.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Borrowers, Holdings, the Guarantors and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Required Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 14.     Applicable Law. This Amendment SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 15.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

Section 16.     Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings, the Borrowers, any Mortgaged Vessel Owning Subsidiary or their respective properties in the courts of any jurisdiction.

(b)      Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)      Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law. The Cayman Borrower hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the U.S. Borrower, presently located at 96 Morton Street, 9th Floor, New York, New York 10014 (the “Process Agent”). The Cayman Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent to accept such service of any and all such writs, processes and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Cayman Borrower shall not impair or affect the validity of such service or of any judgment based thereon, and the U.S. Borrower hereby accepts its appointment as Process Agent for the Cayman Borrower. If the Process Agent shall cease to serve as agent for the Cayman Borrower to receive service of process hereunder, the Cayman Borrower, on behalf of itself, shall promptly appoint a successor agent reasonably satisfactory to the Administrative Agent. The Cayman Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid, at its address set forth in Section 9.01 of the Amended Credit Agreement.

Section 17.     Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 18.     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 19.     Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LINDBLAD EXPEDITIONS, LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LINDBLAD maritime enterprises, ltd.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LINDBLAD EXPEDITIONS HOLDINGS, INC.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

SPEX SEA BIRD LTD.
By:
Name:Craig Felenstein
Title:Chief Financial Officer
SPEX SEA LION LTD.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX EXPLORER LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

[Signature Page to Amendment]

FILLMORE PEARL HOLDING, LTD
By:
Name:Craig Felenstein
Title:Chief Financial Officer

FILLMORE PEARL (CAYMAN) II, LTD.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX GALAPAGOS PARTNERS I LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX GALAPAGOS PARTNERS II LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX GALAPAGOS PARTNERS III LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX QUEST LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

[Signature Page to Amendment]

LINDBLAD MARITIME VENTURES, INC.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

LEX VENTURE LLC
By:
Name:Craig Felenstein
Title:Chief Financial Officer

METROHOTEL CIA. LTDA.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

MARVENTURA DE TURISMO CIA. LTDA.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

NAVILUSAL CIA. LTDA.
By:
Name:Craig Felenstein
Title:Chief Financial Officer

[Signature Page to Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment]

________________________________, as a Lender
By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment]